UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 8, 2025

CINGULATE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40874	86-3825535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1901 W. 47th Place

Kansas City, KS 66205

(Address of principal executive offices) (Zip Code)

(913) 942-2300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	CING	The Nasdaq Stock Market LLC (Nasdaq Capital Market)
Warrants, exercisable for one share of common stock	CINGW	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On April 8, 2025, Cingulate Inc., through its wholly-owned subsidiary, Cingulate Therapeutics LLC (collectively, the “Company”), entered into a Grant Agreement (the “Agreement”) with a private family foundation (the “Foundation”).

Pursuant to the Agreement, the Company will receive a grant of $3 million in three equal payments of $1 million (the “Grant Funds”) to support the clinical and manufacturing development of CTx-2103 (Buspirone) (the “Purpose”). The first payment will be received by the Company on May 1, 2025, the second payment will be received by the Company upon completion of a formulation study for CTx-2103, and the third payment will be received by the Company upon completion of development batches required for CTx-2103. The Company is not required to return any Grant Funds received from the Foundation unless the Purpose has ended, in which case Company will return any remaining Grant Funds to the Foundation. The Company will pay the Foundation a royalty, contingent on the commercialization of CTx-2103, of $500,000 per quarter, beginning six months after the first sale of CTx-2103, with a maximum cumulative payout of $3.5 million.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company has redacted certain information from the Agreement because such information is not material and is the type that the Company treats as private or confidential.

Item 7.01. Regulation FD Disclosure.

On April 9, 2025, the Company issued a press release announcing the Grant Agreement. A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Grant Agreement dated April 8, 2025

99.1	Press Release dated April 9, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(10)(iv).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINGULATE INC.

Dated: April 9, 2025	By:	/s/ Shane J. Schaffer
	Name:	Shane J. Schaffer
	Title:	Chief Executive Officer